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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      October 27, 1997 (October 10, 1997)
                Date of Report (Date of earliest event reported)

                             PHILIP SERVICES CORP.
             (Exact name of Registrant as specified in its charter)


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
          Ontario                     1-8368               Not Applicable
(State or other jurisdiction)      (Commission File         (IRS Employer
      of incorporation)                Number)             Identification No.)
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  100 King Street West, P.O. Box 2440, LCD1, Hamilton, Ontario, Canada L8N 4J6
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (905) 521-1600

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)







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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On October 10, 1997, the Registrant entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Connell Limited Partnership, a Delaware limited partnership ("Seller"), Connell Industries Inc., a Delaware corporation, and Philip Metals (Ohio) Inc., an Ohio corporation and wholly owned subsidiary of the registrant ("Buyer"), pursuant to which, and at a closing occurring simultaneously therewith, Seller agreed to sell and Buyer agreed to purchase all the operating assets (the "Assets") of Luria Brothers ("Luria"), a division of Seller engaged principally in the business of buying, selling and processing ferrous scrap and providing steel mill services. The Assets include (i) real property and improvements thereon, (ii) accounts receivable, (iii) inventories (including raw materials, work in process, and finished goods) and supplies, (iv) intellectual property rights, (v) machinery, equipment, vehicles, furniture and fixtures, (vi) leases of real estate and personal property, (vii) rights under agreements, including customer agreements, supply contracts, mill service and processing agreements and collective bargaining agreements, and (viii) rights to the name "Luria Brothers". Pursuant to the Asset Purchase Agreement and in consideration for the sale of the Assets, Buyer paid to Seller the aggregate sum of $155,000,000 in cash, subject to certain adjustments, and agreed to assume certain liabilities of Luria. The source of the funds for the acquisition was existing credit facilities of the Registrant. The Registrant agreed to guarantee the obligations of the Buyer pursuant to the Asset Purchase Agreement. Buyer intends to continue to use the Assets to buy, sell and process ferrous scrap and provide steel mill services. Copies of the Asset Purchase Agreement and the press release announcing the purchase of the Assets are attached hereto as
Exhibit 2.1 and Exhibit 99.1, respectively.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a).  Financial statements of businesses acquired.

The required financial statements are not yet available and will be filed as an amendment to this Form 8-K not later than December 24, 1997.

(b).  Pro forma financial information.

The required pro forma financial information is not yet available and will be filed as an amendment to this Form 8-K not later than December 24, 1997.









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
Exhibit
Number          Description

10.1            Asset Purchase Agreement, dated October 10, 1997, among
                Connell Limited Partnership, Connell Industries, Inc.,
                Philip Metals (Ohio) Inc. and Philip Services Corp.

99.1            Press release announcing the purchase of the Assets, dated
                October 15, 1997
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                    PHILIP SERVICES CORP.



                                    By:  /s/ Colin Soule
                                         Executive Vice President
                                         and General Counsel

Date: October 27, 1997


















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                                 EXHIBIT INDEX
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
Exhibit
Number          Description

10.1            Asset Purchase Agreement, dated October 10, 1997, among
                Connell Limited Partnership, Connell Industries, Inc.,
                Philip Metals (Ohio) Inc. and Philip Services Corp.

99.1            Press release announcing the purchase of the Assets, dated
                October 15, 1997

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